EXHIBIT 99.1


           CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Hydro Environmental Resources, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Rosenberg, Director, President, and Chief Executive Officer of the Company, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2003


/s/ David Rosenberg
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David Rosenberg, Director, President, and Chief
   Executive Officer
Hydro Environmental Resources, Inc.